Exhibit 99.1
                                                                    ------------

SUBSCRIPTION AGREEMENT DATED FEBRUARY 24, 2005

BETWEEN: SILVERSTAR  HOLDINGS,  LTD.  (the  "Purchaser"),   a  corporation  duly
         incorporated under the laws of Bermuda, having its head office at 6100 Glades Road, suite 305, Boca Raton FL 33434, herein acting and represented by Clive Kabatznik, its Chief Executive Officer, duly authorized for the purposes of this agreement, as he so declares



AND: STRATEGY FIRST INC. (the "Corporation"), a corporation duly incorporated under the Canada Business Corporations Act, having its head office at 174 St-Paul Street West, Suite 300, Montreal, Quebec, H2Y 1Z5, herein acting and represented by Brian Clarke, its Executive Vice-President, duly authorized for the purposes of this agreement, as he so declares


WHEREAS the Purchaser wishes to subscribe for common shares in the capital stock of the Corporation in order to become the sole shareholder of the Corporation for a consideration (the "Subscription Price") comprised of (i) an amount of $750,000 (the "Cash Amount"), (ii) unregistered shares of the common stock of the Purchaser (the "Purchaser Common Shares") having an aggregate Market Value (as defined below) of US$500,000, (iii) based on future profits of the Corporation, additional shares of the common stock of the Purchaser (the "Earned Purchaser Common Shares") having an aggregate Market Value up to US$500,000, and
(iv) 200,000 purchase warrants, each to purchase one share of the common stock of the Purchaser at a price of US$2.50 during the 36 months following issuance, substantially in the form set out in Schedule A (the "Warrants"), in accordance with the terms and conditions established hereinafter;

WHEREAS the Corporation has filed a petition under the Companies Creditors Arrangement Act (Canada) (the "CCAA") in a case pending (the "CCAA Proceedings") in the Superior Court, Commercial Division, District of Montreal (the "CCAA Court") and has been granted a stay of proceedings currently ending on March 18, 2005;

WHEREAS pursuant to the CCAA Proceedings, Raymond, Chabot Inc. has been appointed monitor of the Corporation (the "Monitor");

WHEREAS the Subscription Price will be used to fund an arrangement to be entered into between the Corporation and its creditors under the CCAA Proceedings (the "CCAA Arrangement"), substantially in the form set out in Schedule B;

WHEREAS the Corporation intends to proceed with a reorganization (the "CBCA Reorganization") under section 191 of the Canada Business Corporation Act (the "CBCA")
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substantially  in the form set out in  Schedule B pursuant to which (i)
all of the outstanding shares of the Corporation will be cancelled without any consideration being payable to the current shareholders, and (ii) common shares of the Corporation (which will comprise a new class of shares) will be issued to the Purchaser in order to permit it to become the sole shareholder of the Corporation.

THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.       INTERPRETATION

         1.1 The recitals and schedules hereto form an integral part of this Agreement.

         1.2      Titles  and  subtitles   contained  herein  are  for  ease  of
                  reference only and will not affect the interpretation of this Agreement.

         1.3 Unless otherwise specifically indicated, all sums of money referred to in this Agreement are expressed in Canadian dollars.

2.       DEFINITIONS

         In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meaning respectively:

         2.1 "Market Value" means, in respect of a share of the common stock of the Purchaser, the greater of (i) the average of closing prices (in U.S. dollars) of the shares of the common stock of the Purchaser on the NASDAQ National Market for a period of ten consecutive trading days ending on the day prior to the relevant date of issue (whether the Closing Date (as defined below) or the date that shares of the common stock of the Purchaser are scheduled to be issued pursuant to paragraphs 4.1.1 and 4.1.2), and (ii) US$1.00.

         2.2 "Earn-Out Period" means the period starting from the Closing Date and ending 24 months following the Closing Date.

         2.3 "Profits" means the Corporation's cumulative net pre-tax earnings during the Earn-Out Period as shown or reflected in the unaudited quarterly financial statements or the annual audited financial statements of the Corporation, as the case may be (the "Financial Statements").

3.       SUBSCRIPTION

         3.1 The Purchaser hereby agrees to subscribe for one thousand common shares of the Corporation (the "Corporation Shares") for the Subscription Price, payable as set forth herein.

         3.2      The Subscription Price shall be payable as follows:
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                                      -3-


                  3.2.1 within two business days of the date hereof, by the non-refundable deposit of $100,000 (the "Deposit") with Raymond, Chabot Inc. (the "Escrow Agent"), to be held by the Escrow Agent and delivered to the Corporation at Closing, subject to the provisions of
                           Section 12.2;

                  3.2.2 on the Closing Date, by the payment of $650,000 in cash to the Corporation (representing the Cash Amount less the Deposit);

                  3.2.3 subject to the obtainment by the Purchaser of all required regulatory approvals with respect thereto, on the Closing Date, by the issue of Purchaser Common Shares having an aggregate Market Value of US$500,000; and

                  3.2.4 subject to the obtainment by the Purchaser of all required regulatory approvals with respect thereto, on the Closing Date, by the issue of the Warrants.

                  The   Subscription   Price   shall  be   distributed   to  the
                  Corporation's creditors in accordance with the terms of the CCAA Arrangement.

         3.3 All payments provided for in paragraphs 3.2.1 and 3.2.2 will be made, at the option of the Purchaser, by bank draft or wire transfer.

         3.4 The Corporation hereby accepts the foregoing subscription and agrees to allot and issue to the Purchaser the Corporation Shares at Closing.

4.       ADJUSTMENTS TO THE SUBSCRIPTION PRICE

         4.1 The Subscription Price shall be subject to the following adjustments:

                  4.1.1 if at any time during the Earn-Out Period, the Profits have exceeded $1,600,000, the Subscription Price shall be increased by an amount equal to US$500,000, payable by the issue of the Earned
                           Purchaser Common Shares having an aggregate Market Value of US$500,000. The Earned Purchaser Common Shares shall be issued within five days following the delivery to the Monitor of the Financial Statements for the fiscal period in which the Profits exceed the $1,600,000 threshold;

                  4.1.2 if the Profits do not exceed $1,600,000 at any time during the Earn-Out Period, the Subscription Agreement shall be adjusted based on the Profits at the expiry of the Earn-Out Period, as follows: if at the expiry of the Earn-Out Period, the Profits exceed $1,200,000, the Subscription Price shall be increased by an amount equal to US $100,000, plus US $100,000 for every $100,000 of Profits in excess of $1,200,000, payable by the issue of the Earned Purchaser
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                                      -4-


                           Common Shares having an aggregate Market Value equal to such amount. The Earned Purchaser Common Shares shall be issued within five days following the delivery to the Monitor of the Financial Statements for the fiscal period in which the Earn-Out Period ends.

         4.2 The Corporation will deliver the Financial Statements to the Monitor as soon as reasonably practicable, and no later than 30 days following the end of each financial quarter and 90 days following the end of each financial year end, as the case may be. The Financial Statements will be prepared in accordance with Canadian generally accepted accounting principles, consistently applied. Notwithstanding the foregoing, nothing herein contained shall oblige the Corporation to have audited financial statements prepared more than once yearly after Closing.

         4.3 Within ten business days of the delivery of any Financial Statements, the Monitor shall notify the Purchaser in writing (the "Dispute Notice") of any objection (an "Objection") it may have with respect to the amounts disclosed as Profits on such Financial Statements. In the event that the parties are unable to come to an agreement regarding an Objection within ten business days of the delivery of the Dispute Notice, all unresolved issues shall be submitted for resolution to a single arbitrator who shall be a partner of the Montreal office of Pricewaterhouse Coopers LLP appointed by the managing partner of that office. The arbitration proceedings shall take place in Montreal, Quebec, and the proceedings and decision shall be completed within 45 days of the sending of the Dispute Notice. The decision of the arbitrator with respect to the computation of the Profits will be final and binding and the parties renounce to contest or appeal such decision. The fees and expenses of the single arbitrator shall be shared equally by the Purchaser and the Monitor.

5.       CLOSING

         The subscription of the Corporation Shares shall be consummated (the "Closing") at 9:00 a.m. on the fifth business day after all of the conditions set forth in Section 10 are fulfilled or waived at the offices of McCarthy Tetrault LLP, 1170 Peel Street, Montreal, Quebec, H3B 4S8, provided that all such conditions shall be fulfilled or waived prior to April 11, 2005, or on such other date as the parties may agree upon (the "Closing Date").

6.       REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         As of the date hereof, the Corporation represents and warrants to the Purchaser as follows, it being acknowledged that the Purchaser is relying upon such representations and warranties as a condition to its entering into the present Agreement and its subscription for the Corporation Shares as contemplated herein:
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                                      -5-


         6.1 Each of the Corporation and Les Productions Micomeq Inc. and 9055-5137 Quebec Inc. (the "Subsidiaries") is a corporation duly incorporated, organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Corporation and the Subsidiaries has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. Each of the Corporation and the Subsidiaries is duly qualified, licensed or admitted to do business in, and is in good standing, and possesses all
                  governmental   franchises,   licenses   and   permits  in  the
                  jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the failure to be qualified, licensed or admitted and in good standing would not in the aggregate have a material adverse effect on the business or financial condition of the Corporation and the Subsidiaries. The Corporation has delivered to the Purchaser true and complete copies of the charter documents of the Corporation and the Subsidiaries as in effect on the date hereof. There has not been any claim by any jurisdiction to the effect that the Corporation and the Subsidiaries are required to qualify or otherwise be authorized to do business herein.

         6.2 The authorized capital stock of the Corporation is described in Schedule 6.2. The Corporation has delivered to the Purchaser a list of the holders of all of the outstanding shares of the Corporation including the address of each holder and the number of shares held which list is set forth in
                  Schedule 6.2 hereof. The outstanding shares of the Corporation are duly authorized, validly issued, and fully paid and nonassessable and no shares of the Corporation other than those listed on Schedule 6.2 hereof are outstanding on the date hereof. Except for this Agreement and as disclosed in
                  Schedule 6.2, there are no outstanding options, warrants, rights, agreements, convertible or exchangeable securities or similar rights to acquire securities of the Corporation and the Subsidiaries or pursuant to which the Corporation or the Subsidiaries is or may become obliged to issue, sell, purchase, return or redeem any securities of the Corporation or the Subsidiaries, as the case may be. The delivery of a share certificate at the Closing representing the Corporation Shares will be given to the Purchaser good and valid title to the Corporation Shares, free and clear of all hypothecs, security interests, liens and any other charges or encumbrances of any sort ("Liens"). None of the shares in the capital of the Corporation and the Subsidiaries have been issued in violation of, and none of such charges are subject to, any pre-emptive or subscription right. The Corporation owns all the issued and outstanding securities of the each of the subsidiary free and clear of all Liens.

         6.3 The execution, delivery and performance of this Agreement by the Corporation, and the consummation by the Corporation of the transactions contemplated hereby, including, without limitation, the issue of the Corporation Shares to the Purchaser pursuant to this Agreement, have been duly authorized by all necessary actions required on the part of the Corporation. This Agreement has been duly and validly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

         6.4 The execution and delivery of this Agreement by the Corporation does not, and the performance by the Corporation of the Corporation's obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                  6.4.1 conflict with or result in a violation or breach of any of the terms, conditions or provisions of the charter documents of the Corporation and the Subsidiaries including without limitation, their articles and by-laws (all as amended);

                  6.4.2 subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Schedule 6.4, to the knowledge of the Corporation, conflict with or result in a violation or breach of any material term or provision of any law or order applicable to the Corporation and the Subsidiaries or any of their assets and properties; nor

                  6.4.3 except as disclosed in Schedule 6.4, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require the Corporation or the Subsidiaries to obtain any consent, approval or action of, make any filing with or give any notice to any person as a result or under the terms of, (iv) result in or give to any person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon the Corporation or the Subsidiaries or any of their assets and properties under, any material agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement, permit, certificate of authority, authorization, approval, registration, franchise, or other agreement to which the Corporation or the Subsidiaries is a party or by which any of their assets or properties is bound.

         6.5 Except as disclosed in Schedule 6.5, no consent, approval or action of, filing with or notice to any governmental or regulatory authority on the part of the Corporation and the Subsidiaries is required, to the knowledge of the Corporation, in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

         6.6 Except as disclosed in Schedule 6.6, the minute books and other similar records of the Corporation and the Subsidiaries as made contain a true and complete record,
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                                      -7-


                  in all material respects, of all action taken at all meetings and by all written resolutions in lieu of meetings of the shareholders, the board of directors and committees of the board of directors of the Corporation and the Subsidiaries in accordance with applicable law. The stock transfer ledgers and other similar records of the Corporation and the Subsidiaries accurately reflect all record transfers prior to the execution of this Agreement in the share capital stock of the Corporation.

         6.7 The Corporation has no subsidiaries other than Les Productions Micomeq inc. and 9055-5137 Quebec Inc.

         6.8      Except as disclosed in Schedule 6.8,

                  6.8.1 there are no orders outstanding and no actions or proceedings pending or, to the knowledge of the Corporation (after having undertaken due inquiries, acting reasonably), threatened against, relating to or affecting the Corporation and the Subsidiaries or any of their assets and properties which (i) could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or to otherwise result in a material impairment of the benefits contemplated by this Agreement to the Purchaser, or (ii) if determined adversely to the Corporation and the Subsidiaries, could reasonably be expected to result in any injunction or other equitable relief against the SF Group that would interfere in any material respect with their business or operations or adversely affect the financial situation of the Corporation on a consolidated basis; and

                  6.8.2 there are no facts or circumstances known to the Corporation (after due inquiry, acting reasonably) that could be expected to give rise to any action or proceeding that would be required to be disclosed pursuant to Section 6.8.1.

         6.9 The Corporation and the Subsidiaries are in possession of and have good title to, or has valid leasehold interests in or valid rights under contract to use, all tangible personal property used in or reasonably necessary for the conduct of their business. All such tangible personal property is free and clear of all Liens, other than Permitted Liens (as such term is defined in Schedule 6.9) and Liens disclosed in
                  Schedule 6.9.

         6.10 The unaudited consolidated financial statements of the Corporation for the year ended June 30, 2004 and the unaudited consolidated financial statements of the Corporation for the period ended December 31, 2004 (collectively the "Corporation's Financial Statements") annexed hereto at
                  Schedule 6.10:

                  6.10.1   reflect accurately the transactions  entered into the
                           books  and  accounts  of  the   Corporation  and  the
                           Subsidiaries, as at the dates thereof;

                  6.10.2 are true, complete and correct and present fairly the assets, liabilities (including the description and classification thereof as current liabilities and long-term liabilities, respectively), retained earnings, profit and loss and financial position of the Corporation and the Subsidiaries as at the dates thereof; and

                  6.10.3   have  been  prepared  in  accordance   with  Canadian
                           generally     accepted     accounting     principles,
                           consistently applied.

         6.11     Except to the  extent  reflected  or  reserved  against on the
                  Corporation's Financial Statements and/or incurred in the ordinary course of business since December 31, 2004, the Corporation and the Subsidiaries do not have any liabilities or obligations of any nature, whether direct or indirect, accrued, absolute, contingent, unasserted or otherwise, known or unknown, fixed or unfixed, liquidated or unliquidated including, without limitation, federal, provincial, state, local, municipal or other tax liabilities due or to become due or penalties, assessments or interest charges in respect thereof, or unusual forward or long term commitments or unrealized or anticipated losses from any unfavourable commitments. Any items of income or expense which are unusual or of a non-recurring nature have been separately disclosed in the Corporation's Financial Statements. Adequate provision has been timely made in the Corporation's Financial Statements for doubtful accounts and other receivables; all taxes assessable against the Corporation and the Subsidiaries in respect of the periods therein referred to have been adequately reflected in the Corporation's Financial Statements and all taxes assessable against it in respect of the periods therein referred to but not as at the dates thereof due and payable have been timely and fully accrued or otherwise provided for therein;

                  6.11.1 all of the liabilities, debts and obligations of the Corporation and the Subsidiaries have arisen in the ordinary course of the operation by the Corporation and the Subsidiaries of their business. The Corporation and the Subsidiaries have not at any time engaged in any other business or activity other than as specifically set forth in the record of the CCAA Court in the context of the CCAA Proceedings;

                  6.11.2 the Corporation and the Subsidiaries maintains insurance in respect of their property and assets for the replacement thereof on a full-replacement clause basis, and the Corporation and the Subsidiaries are not in default under any provision of any policy of insurance and have not received notice of cancellation or none renewal of any such policy. No misstatement or misrepresentation has been made by the Corporation and the Subsidiaries in any application for any policy of insurance;

                  6.11.3 the Corporation and the Subsidiaries have maintained and shall continue to maintain up to and including the date of Closing, full, true and complete books of account and financial records accurately reflecting all matters normally entered into books of account maintained by similar businesses and such books of account and financial records have been maintained and shall continue to be maintained in accordance with Canadian generally accepted accounting principles consistently applied, and all such books and records shall remain with the Corporation at Closing;

                  6.11.4 other than in the context of the CCAA Proceedings, as extended, all payments owing to contractors, sub-contractors, workers or any suppliers of goods or services with respect to the Corporation and the Subsidiaries have been paid in full, without subrogation; and

                  6.11.5   other  than  as  listed  in  Schedule   6.11.5,   the
                           Corporation and the Subsidiaries have no employees.

         6.12 Schedule 6.12 sets forth, a true and complete list of all of the Intellectual Property Rights (as hereinafter defined) owned, licensed, or otherwise possessed or used by the Corporation in the conduct of its business, none of which has been opposed, invalidated or held unenforceable and, each of which is in full force and effect. The Corporation is the absolute owner or exclusive licensee and has, without making any payment to any person or granting rights to any person in exchange, the sole and exclusive right to use the Intellectual Property Rights used by the Corporation or which are or may be necessary for the research, development, manufacture, use, sale, lease, license and service of its products and services under development or proposed to be developed by the Corporation. The Intellectual Property Rights used by the Corporation have been duly registered by the Corporation (or the relevant third party licensor as disclosed to the Purchaser) with, filed in, or issued by, as the case may be, the appropriate governmental body, and such registrations, filings and issuances remain in full force and effect, and such registrations, filings and issuances cover the technology required to produce all products and provide all services currently under development or proposed to be developed by the Corporation. During the course of the registration or filing of, or during any other proceeding relating to, the Intellectual Property Rights used by the Corporations, no event has occurred that would make invalid or unenforceable, or negate the right to issuance or use of, or result in the lapse of, any of such Intellectual Property Rights. All registration, use and maintenance fees relating to the Intellectual Property Rights used by the Corporation have been paid in a timely manner. The Intellectual Property Rights used by the Corporation are sufficient for the lawful conduct, ownership and operation of the Corporation's business as presently conducted and, to the best of the Corporation's knowledge (after due inquiry, acting reasonably), there are no Intellectual Property Rights of any person which impair or prevent the development, manufacture, use, sale, lease, license or service of products, or provision of services, now existing or under development by the Corporation. The Corporation has the unabridged right to bring actions for the infringement of all of its Intellectual Property Rights used by it;

                  6.12.1 without limiting the generality of Section 6.12 hereof, none of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby has breached, violated or conflicted with or will breach, violate or conflict with, any Contract (as hereinafter defined) governing any of the Intellectual Property Rights used by the Corporation, has caused or will cause the forfeiture or termination, or has given rise to or will give rise to a right of forfeiture or termination, of such Intellectual Property Rights or in any way impaired or will impair the right of the Corporation to use, sell, license or dispose of, or to bring any action for the infringement of, any of such Intellectual Property Rights;

                  6.12.2 to the best of the Corporation's knowledge (after due inquiry, acting reasonably), none of the Intellectual Property Rights owned by the Corporation (or possessed or used by it, other than in accordance with the terms of a valid and binding license agreement to which the Corporation is a party) has been derived, in part or in whole, from the Intellectual Property Rights of any other person. To the best of the Corporation's knowledge (after due inquiry, acting reasonably), the underlying inventions in any patents and patent applications used by the Corporation, were created, engineered and developed by inventors who have irrevocably assigned to the Corporation (or to the relevant third party licensor as disclosed to the Purchaser) all of their right, title and interest in and to said inventions and all other Intellectual Property Rights related thereto. No information relating to the inventions used by the Corporation has been disclosed in such a manner as to become available to the public prior to all relevant priority dates of any applicable patent applications. All former and current employees of, and consultants to the Corporation who have been or are involved in the development, for or on behalf of the Corporation, of Intellectual Property Rights, including, without limitation, the Intellectual Property Rights used by the Corporation, have entered into agreements with the Corporation pursuant to which all Intellectual Property Rights developed by them in the course of their relationship with the Corporation are duly assigned in favour the
                           Corporation   and   belong   solely,    without   any
                           restrictions or obligations whatsoever, to the Corporation, or can be freely and exclusively licensed by or assigned in favour of the Corporation without making any payment to such person or granting rights to such person in exchange, and all such agreements are included in the Contracts. All third-party developers of the Corporation have entered into agreements with the Corporation pursuant to which all Intellectual Property Rights developed by them in the course of their relationship with the Corporation are duly assigned and belong solely, without any restriction or obligation whatsoever, to the Corporation, or can be freely and exclusively licensed by or assigned in favour of the Corporation without making any payment to such person or granting rights to such person in exchange, and all such agreements are included in the Contracts. The Corporation has taken all reasonable and practical steps (including, entering into confidentiality and non-disclosure agreements with all former and current employees of the Corporation and all former and current consultants, and, to the best of the Corporation's knowledge, third party developers or any other persons with access to or knowledge of the Intellectual Property Rights used by the Corporation) sufficient to safeguard and maintain the secrecy and confidentiality of, and its proprietary rights in, all of its Intellectual Property Rights;

                  6.12.3 without limiting the generality of Section 6.12 hereof, none of the development, manufacture, marketing, license, sale or use of any product or service currently licensed or sold by the Corporation or currently under development or proposed to be developed by the Corporation, to the best of the Corporation's knowledge (after due inquiry, acting reasonably), violates or will violate any Contract with any Person or infringe or will infringe any Intellectual Property Rights of any person. There are no outstanding, pending or to the best of the Corporation's knowledge threatened proceedings, litigation or other adverse claims affecting, or with respect to, any part of the Intellectual Property Rights used by the Corporation and, to the best of the Corporation's knowledge (after due inquiry, acting reasonably), no person is infringing any Intellectual Property Rights used by any of the Corporations;

                  6.12.4 other than as disclosed to the Purchaser and set forth on Schedule 6.12.4 hereof, no license or sublicense has been granted by the Corporation or other Contract has been entered into by the Corporation with respect to any of the Intellectual Property Rights used by the Corporations;

                  6.12.5 the term "Intellectual Property Rights" means all intellectual property rights of whatsoever nature, kind or description including, without limitation, and wherever located: (a) all trade-marks, service marks, trade-mark and service mark registrations, trade-mark and service mark applications, rights under registered user agreements, logos, trade names and other trade-mark and service mark rights, whether registered or not;
                           (b) all copyrights and applications therefor, including all computer software (in both source and object code formats) and related documentation including documents relating to the design and execution of computer software, and rights to any of the foregoing; (c) all inventions, patents, patent applications and patent rights and counterparts thereof (including any patents issuing on such applications or rights) including, without limitation, every divisional, continuation, continuation-in-part, substitution and confirmation application and any reissue based thereon; (d) all licenses, sub-licenses and franchises; (e) all trade secrets and proprietary and confidential information;
                           (f) all industrial designs and registrations thereof and applications therefor; (g) all renewals, modifications and extensions of any of the Intellectual Property Rights set forth in items (a) to (f) of this Section 6.12.5; and (h) all patterns, plans, designs, research data, other proprietary know-how, processes, drawings, technology, inventions, formulae, recipes, apparatus, specifications, performance data, information, quality control information, un-patented blue prints, flow sheets, equipment and parts lists, instructions, manuals, records and procedures including testing and inspection techniques and procedures, and all licenses and other Contracts relating to any of the foregoing. The term "Contract" shall mean any agreement, understanding, undertaking, instrument or contract to which the Corporation is a party.

         6.13 The Corporation has non-capital losses as defined under subsection 111(8) of the Income Tax Act (Canada) (the "Act") in the following taxation years and in the following amounts (the "Tax Losses"), all of which are available for deduction in computing the Corporation's taxable income under the Act for taxation years ending prior to the acquisition of control of the Corporation by effect of this Agreement:

                              TAXATION YEAR AMOUNT

                                    2004                 $ 2,046,904
                                    2003                 $ 5,816,513
                                    2002                 $   484,989
                                    2001                 $         0
                                    2000                 $ 1,521,300
                                    1999                 $   590,881
                                    1998                 $         0
                                                         -----------
                                                         $10,460,587
                                                         -----------

         6.14     The Tax Losses were incurred by the Corporation  from carrying
                  on  its   software   development   and  sale   business   (the
                  "Business").

         6.15     Additionally:

                  6.15.1 the taxation year of the Corporation ends on June 30 and it has not had any other taxation year since June 30, 2004;

                  6.15.2 no taxation year will end between June 30 2004 and the Closing Date; and

                  6.15.3 there are no outstanding assessments, reassessments against the Corporation and the Corporation has no knowledge of any threatened or potential assessments or reassessments that would have an adverse effect on the amount of the Tax Losses or result in an additional tax liability for the Corporation.

7.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         As of the date hereof, the Purchaser represents and warrants to the Corporation as follows, it being acknowledged that the Corporation is relying on such representations and warranties as a condition of the issue of the Corporation Shares as contemplated herein:

         7.1 The Purchaser is a corporation duly incorporated, organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. The Purchaser is duly qualified, licensed or admitted to do business in, and is in good standing, and possesses all governmental franchises, licenses and permits in the jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the failure to be qualified, licensed or admitted and in good standing would not in the aggregate have a material adverse effect on the business or financial condition of the Purchaser. There has not been any claim by any jurisdiction to the effect that the Purchaser is required to qualify or otherwise be authorized to do business herein.

         7.2 The execution, delivery and performance of this Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby, including, without limitation, the issue of the Purchaser Common Shares, the Earned Purchaser Common Shares, the Warrants and the shares of common stock of the Purchaser underlying the Warrant (the "Underlying Purchaser Common Shares") to the Corporation pursuant to this Agreement, have been duly authorized by all necessary actions required on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         7.3 The execution and delivery of this Agreement by the Purchaser does not, and the performance by the Purchaser of the
                  Purchaser's obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                  7.3.1 conflict with or result in a violation or breach of any of the terms, conditions or provisions of the charter documents of the Purchaser including without limitation, its articles and by-laws (all as amended);

                  7.3.2 subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Schedule 7.3, to the knowledge of the Purchaser, conflict with or result in a violation or breach of any material term or provision of any law or order applicable to the Purchaser or any of its assets and properties; nor

                  7.3.3 except as disclosed in Schedule 7.3, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require the Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any person as a result or under the terms of, (iv) result in or give to any person any right of termination, cancellation, acceleration or modification in or with respect to,
                           (v) result in or give to any person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon the Purchaser or any of its assets and properties under, any material agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement, permit, certificate of authority, authorization, approval, registration, franchise, and other agreement to which the Purchaser is a party or by which any of its assets and properties is bound.

         7.4 Except as disclosed in Schedule 7.4, no consent, approval or action of, filing with or notice to any governmental or regulatory authority on the part of the Purchaser is required, to the knowledge of the Purchaser, in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

         7.5 The Purchaser Common Shares, the Earned Purchaser Common Shares and the Underlying Purchaser Common Shares to be issued pursuant to the terms of the Agreement or upon the exercise of the Warrants (the "Underlying Common Shares") will, in all cases, be (i) duly and validly issued by the Purchaser on their respective dates of issue as fully paid and non-assessable shares and (ii) issued in compliance with relevant securities laws, including the applicable provincial securities laws of Canada and the federal and state securities laws of the United States. The shares of the common stock of the Purchaser will, as of the Closing Date, have attributes substantially as set forth in Schedule 7.5.

8.       COVENANTS OF THE CORPORATION

         8.1 The Corporation covenants and agrees that prior to the Closing except (i) as expressly contemplated by this Agreement or (ii) as agreed or in writing by the Purchaser, after the date hereof:

                  8.1.1 the business of the Corporation and the Subsidiaries shall be conducted only in the ordinary course consistent with prior practice.

                  8.1.2 the Corporation and the Subsidiaries shall not enter into any material agreement or commitment for capital expenditures.

         8.2 The Corporation covenants and agrees that from the date of this Agreement until the earlier of the Closing Date or the date this Agreement is terminated in accordance with the terms and provisions hereof, it shall not (and it shall cause each of its officers, directors, agents, affiliates and other representatives to not), directly or indirectly, (i) take any action to solicit, initiate or encourage any Corporation Acquisition Proposal (as hereinafter defined) or (ii) engage in negotiations with any person or entity that may be considering making, or has made, a Corporation Acquisition Proposal unless otherwise expressly required by the CCAA Court. For purposes of this Agreement, "Corporation Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Corporation or the acquisition of any equity interest in, or all or any material part of the assets of the Corporation and the Subsidiaries other than the transactions contemplated by this Agreement.

9.       CONFIDENTIALITY

         All information concerning any party hereto that has been or is provided to any other party hereto, other than publicly available information, will be kept in strict confidence by the party to whom such information is provided and will only be used to evaluate the completion of the transactions contemplated hereby. In the event this Agreement is terminated, all documentation or other media containing such information will be returned promptly to the party providing such information and the information so obtained shall be kept confidential. The parties also agree that except as and to the extent required by law or permitted by prior written consent of the other parties, no party may and each party shall direct its representatives not to directly or indirectly, make any public comment, statement, or communication with respect to, otherwise disclose or permit the disclosure of the existence of discussions regarding this Agreement or the transactions contemplated hereby except to their representatives that need to know such information for the purpose of evaluating or otherwise effecting the transactions contemplated hereby. If a party is required by law to make any such disclosure, it shall first provide to the other parties the content of the proposed disclosure, the reasons that such disclosure is required by law, and the time and place that such disclosure will be made. Notwithstanding the foregoing, the Corporation shall be permitted to disclose the transaction to the CCAA Court, the shareholders and creditors of the Corporation as expressly required by the CCAA Court. Notwithstanding the foregoing, from the Closing, the Corporation and the Purchaser shall have the right to publicly disclose to third parties (including, without limitation, customers, suppliers, dealers and distributors) this Agreement, the transactions contemplated hereby and the fact that the Closing has occurred.

10.      CONDITIONS TO THE CLOSING

         10.1 The obligation of the Purchaser to subscribe to the Corporation Shares and otherwise consummate the transactions contemplated by this Agreement are subject to the following conditions, any or all of which may be waived by the Purchaser in its discretion:

                  10.1.1 the representations and warranties made by the Corporation shall be correct at and as of the Closing in all material respects with the same force and effect as though such representations and warranties had been made as of the Closing and all the covenants and conditions of this Agreement to be completed with or performed by the Corporation at or before Closing shall have been duly complied and performed and at the Closing; the Corporation shall deliver to the Purchaser a certificate dated as of the Closing Date to such effect;

                  10.1.2 no material adverse change in the condition, financial or otherwise, business, properties, net value or results of operations of the Corporation and the Subsidiaries taken as a whole shall have occurred;

                  10.1.3 each class of the creditors of the Corporation shall have accepted, by the majority prescribed by the CCAA, the CCAA Arrangement filed in accordance with the provisions of the CCAA;

                  10.1.4 the Corporation shall have obtained an order of the CCAA Court (the "Order") approving the CCAA Arrangement and the delays for appeal of the Order shall have expired without any request for or the granting of any appeal and the Corporation shall have received from the CCAA Court, a certificate of non-appeal with respect thereto;

                  10.1.5 any Liens on the assets of the Corporation and the Subsidiaries, except for the Permitted Liens, shall have been released, discharged and terminated in full in each case to the entire satisfaction of the Purchaser;

                  10.1.6 the Corporation shall have provided the Purchaser with all material consents, waivers and approvals of third parties and government authorities necessary for the consummation of the transactions contemplated hereunder;

                  10.1.7 the Corporation shall have provided the Purchaser with resignations of all directors and officers of the Corporation and the Subsidiaries requested by the Purchaser, such resignations to be effective as of the Closing Date;

                  10.1.8 the Corporation shall have entered into employment agreements (with appropriate non-competition clause) acceptable to the Purchaser, with each of Don McFatridge, Brian Clarke and Richard Therrien, and such agreements shall be in full force and effect;

                  10.1.9 the Corporation shall have provided the Purchaser with evidence acceptable to the Purchaser, that the Corporation's non-capital loss available for the purposes of computing its taxable income under the Act for the taxation year commencing immediately after Closing will be at least $3,500,000;

                  10.1.10 the CBCA Reorganization shall have been approved in accordance with the CBCA and sanctioned by the Superior Court, District of Montreal of the Province of Quebec and the delays for appeal of the CBCA Reorganization shall have expired without any request for or the granting of any appeal and the Corporation shall have received a certificate of non-appeal from such Court with respect thereto;

                  10.1.11 the issuance of the Purchaser Common Shares and the Warrants shall have been made in compliance with relevant securities laws, including the applicable provincial securities laws of Canada and the federal and state securities laws of the United States; and

                  10.1.12 the claim of Atari against the Corporation shall have been settled and the Corporation shall have been granted a full and final unconditional release with respect thereto.

         10.2 The obligations of the Corporation to issue the Corporation Shares to the Purchaser and otherwise consummate the transactions contemplated by this Agreement are subject to the following conditions, any or all of which may be waived by the Corporation in its discretion:

                  10.2.1 the representations and warranties made by the Purchaser shall be correct at and as of the Closing in all material respects with the same force and effect as though such representations and warranties had been made as of the Closing and all the covenants and conditions of this Agreement to be completed with or performed by the Purchaser at or before Closing shall have been duly complied and performed and at the Closing, the Purchaser shall deliver to the Corporation a certificate dated as of the Closing Date to such effect;

                  10.2.2 the weighted average closing prices (in U.S. dollars) of the shares of the common stock of the Purchaser on the NASDAQ National Market for a period of ten consecutive trading days ending on the day prior to the Closing Date shall be at least US$0.80 (unless in such event, the Purchaser indicates that it is willing to satisfy the portion of Subscription Price that is payable in shares, including any adjustments to the Subscription Price, as the case may be, in cash);

                  10.2.3 the creditors of the Corporation shall have accepted, by the majority prescribed by the CCAA, the CCAA Arrangement filed in accordance with the provisions of the CCAA which plan of arrangement incorporates the terms and conditions of the Term Sheet executed by the Corporation and the Purchaser on January 31, 2005;

                  10.2.4 the Corporation shall have obtained the Order and the delays for appeal of the Order shall have expired without any request for or the granting of any appeal;

                  10.2.5 the Purchaser shall have provided the Corporation with all consents, waivers and approvals of third parties and government authorities necessary for the consummation of the transactions contemplated hereunder;

                  10.2.6 the CBCA Reorganization shall have been approved in accordance with the CBCA and sanctioned by the Superior Court, District of Montreal of the Province of Quebec and the delays for appeal of the CBCA Reorganization shall have expired without any request for or the granting of any appeal;

                  10.2.7 if required, a Notification Form for the listing of additional shares shall have been filed with the NASDAQ National Market with respect to the Purchaser Common Shares, the Earned Purchaser Common Shares and the Underlying Shares; and

                  10.2.8 the issuance of the Purchaser Common Shares and the Warrants shall have been made in compliance with relevant securities laws, including the applicable provincial securities laws of Canada and the federal and state securities laws of the United States.

11.      TERMINATION OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties of the Corporation and the Purchaser contained herein shall terminate on the earlier of (i) the termination of this Agreement in accordance with its terms, and (ii) the completion of the subscription for the Corporation Shares on the Closing Date.

12.      TERMINATION

         12.1 This Agreement may be terminated at any time prior to the Closing Date:

                  12.1.1 by the mutual written consent of the Corporation and the Purchaser;

                  12.1.2   by   written   notice   of  the   Purchaser   to  the
                           Corporation,  if any  condition  contained in Section
                           10.1 is not satisfied at or before the Closing Date;

                  12.1.3   by  written   notice  of  the   Corporation   to  the
                           Purchaser, if any condition contained in Section 10.2 is not satisfied at or before the Closing Date;

                  12.1.4 by written notice of the Corporation to the Purchaser, if all the conditions contained in Section
                           10.1 are satisfied and, through the fault of the Purchaser, the transactions contemplated herein are not consummated at the Closing Date.

         12.2 The deposit will be released (i) to the Purchaser if the Agreement is terminated pursuant to Sections 12.1.1 to 12.1.3 or (ii) to the Corporation (A) if the Agreement is terminated pursuant to Section 12.1.4 or (B) at Closing.

         12.3 The parties hereto agree that, except for the distribution of the Deposit in accordance with Section 12.2, neither party will have any liability, or any remedy, following the termination of this Agreement.

13.      FINAL PROVISIONS

         13.1 Any notice required herein will be given in writing and will be transmitted by facsimile or by courier to the addresses of the parties, indicated in the preamble to this Agreement or to any other address or facsimile number which they may designate in a written notice sent to the other party. Any notice or document given or transmitted by facsimile pursuant to this section will be deemed to have been delivered and received on the same day or if by courier on the date actually delivered.

         13.2 This Agreement shall be governed and construed in accordance with the laws of the Province of Quebec and each party hereby submits to the jurisdiction of the courts of the Province of Quebec with respect to any matter arising out of or in connection with this Agreement.

         13.3 This Agreement and the schedules hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect hereto.

         13.4 Each of the parties shall pay all of the fees, costs and expenses incurred by it in connection with the negotiation and execution of this Agreement and the transactions contemplated hereunder, including without limitation all legal, accounting and other fees, costs and expenses, whether or not the transactions contemplated hereunder are consummated.

         13.5 The parties hereto undertake to complete, sign and execute when necessary, any actions or documents which either of the parties may reasonably require so as to give effect to the provisions of this Agreement.

         13.6 This Agreement may be amended in whole or in part by the parties, but any such modification or amendment will take effect only upon its due execution by the parties hereto.

         13.7 The fact that a party to this Agreement does not insist on the full execution of any of the undertakings contained in this Agreement, or has not exercised a right hereunder, will in no way be considered as a waiver of the execution of such undertakings or the exercise of such rights.

         13.8 This Agreement may be signed in counterparts and each such counterpart shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

                            (Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Agreement on the date referred to above.

                                      SILVERSTAR HOLDINGS LTD.


                                Per:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                        STRATEGY FIRST INC.

                                Per:
                                      ------------------------------------------
                                      Name:  Brian Clarke
                                      Title: Executive Vice-President

                                   SCHEDULE A
                             - SPECIMEN OF WARRANT -

--------------------------------------------------------------------------------

                                   SCHEDULE B
                 - TERMS AND CONDITIONS OF CBCA REORGANIZATION -
--------------------------------------------------------------------------------

                                  SCHEDULE 6.2

                       - CAPITAL STOCK OF THE CORPORATION-

--------------------------------------------------------------------------------



Corporation is authorized to issue an unlimited number of Class A, B, C, D, E, F, G, H, I and Common shares; according to registers, there appear to be currently issued and outstanding:

         >>       38,013 Common shares

         >>       479,682 Class F shares

         >>       16,208 Class H shares, and

         >>       65,530 Class I shares.


Class A:
-------

         o        voting;

         o annual non-cumulative dividend max 10% Redemption Price, as declared by directors at their discretion;

         o on liquidation, return of Redemption Price, after payment to Class G, H, I, F and B shareholders.

Class B:
-------

         o        non-voting;

         o        monthly, non-cumulative dividends max. 1% Redemption Price;

         o        redeemable and retractable for Redemption Price;

         o on liquidation, return of Redemption Price, after payment to Class G, H, I and F shareholders.

Class C:
-------

         o        voting;

         o annual non-cumulative dividend max 10% Redemption Price, as declared by directors at their discretion;

         o        redeemable for Redemption Price;

         o on liquidation, return of Redemption Price, after payment to Class G, H, I, F, B and A shareholders.

Class D:
-------

         o        non-voting;

         o annual non-cumulative dividend max 10% Redemption Price, as declared by directors at their discretion;

         o        redeemable for Redemption Price;

         o on liquidation, return of Redemption Price, after payment to Class G, H, I, F, B, A and C shareholders.

Class E:
-------

         o        non-voting;

         o discretionary dividends payable in amount and when declared by directors;

         o on liquidation, return of the amount of stated capital, after payment to Class G, H, I, F, B, A, C and D shareholders, plus balance (if any, remaining after payment of all classes of shares) share for share, proportionally with holders of Class H, I and Common shares.

Class F:
-------

         o        non-voting;

         o        priority   (before  all  other   classes  of  shares)   annual
                  cumulative dividend of 8% of Consideration for which such shares issued; o redeemable for Redemption Price;

         o on liquidation, return of Redemption Price on liquidation, after payment to Class G, H, and I shareholders

Class G:
-------

         o        non-voting;

         o        priority (before all other classes of shares, EXCEPT FOR CLASS
                  F) annual cumulative dividend of 8% of the Redemption Price in respect thereof;

         o        redeemable and retractable for Redemption Price;

         o        priority return of Redemption Price on liquidation

Class H:
-------

         o        voting;

         o discretionary dividends payable in amount and when declared by directors, BUT PARI PASSU with Class I and Common shares;

         o        exchangeable for common shares (1/1) at the option of holder;

         o return of amount of stated capital on liquidation, pari passu with Class I shares, after Class G shares, plus balance (if any, remaining after payment of all classes of shares), share for share, proportionally with holders of Class E, I and Common shares.

Class I:
-------

o        non-voting;

         o discretionary dividends payable in amount and when declared by directors, BUT PARI PASSU with Class I and Common shares;

         o exchangeable for Class H shares (1/1) at the option of holder, but subject to ceiling of participating shares held by specified investors;

         o on liquidation, return of amount of stated capital, pari passu with Class H shares, after Class G shares, plus balance (if any, remaining after payment to all classes of shares), share for share, proportionally with holders of Class E, H and Common shares

Common:
------

         o        voting;

         o discretionary dividends payable in amount and when declared by directors, BUT PARI PASSU with Class I and Common shares;

         o on liquidation, return of the amount of stated capital, after payment of Class G, H, I, F, B, A, C, D and E shares, plus balance, if any, remaining after payment to all classes of shares, share for share, proportionally with holders of Class E, H and I shares

As per articles of incorporation, defined terms as follows:

*Consideration means the amount of money for which a share is issued, or if share issued in consideration of past services or property, fair market value of such past services or property, less fair market value of any other consideration paid for same

** Redemption Price means the aggregate of the Consideration for which share was issued and any dividends declared and unpaid as of date of redemption, less all amounts paid on share as a reduction of stated capital.

--------------------------------------------------------------------------------
      Name of Shareholder                                Common Shares
--------------------------------------------------------------------------------
Richard Therrien                                             2,925

Steven Wall                                                  2,925

David Hill                                                   2,925

Donald McFatridge                                           14,000

Morris Krymalowski                                           3,250

Marcel Emond                                                   790

Ghislaine Gourmelen Emond                                      790

Jean-Marc Minville                                             255

Gilles Piche                                                   377

Henri Roy                                                      148

Gilles Beauchamp                                               124

3103-5660 Quebec Inc.                                          229

Sonia Langlois                                               2,925

Brian Clarke                                                 2,925

Charles Kroegel                                              2,925

Stirling Westrup                                               500

Total                                                       38,013
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Name of Shareholder                                Class F Shares
--------------------------------------------------------------------------------

BDBC Venture Capital                                       211,887

Societe Innovatech du Grand Montreal                       267,795

Total                                                      479,682
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      Name of Shareholder                                Class H Shares
--------------------------------------------------------------------------------

BDBC Venture Capital                                         8,269

Societe Innovatech du Grand Montreal                           662

Fond d'Investissement de culture et                          7,277
des communications, s.e.c.

Total                                                       16,208
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      Name of Shareholder                                Class I Shares
--------------------------------------------------------------------------------

BDBC Venture Capital                                        34,333


Societe Innovatech du Grand Montreal                        22,808


Fond d'Investissement de culture et
des communications, s.e.c.                                   8,389


Total                                                       65,530
--------------------------------------------------------------------------------

                                  SCHEDULE 6.4

                       - CONSENTS, APPROVALS AND ACTIONS -

--------------------------------------------------------------------------------


                                       N/A

                                  SCHEDULE 6.5

                            - REGULATORY APPROVALS -

--------------------------------------------------------------------------------


                                       N/A

                                  SCHEDULE 6.6

                 - MINUTE BOOKS AND RECORDS OF THE CORPORATION -

--------------------------------------------------------------------------------


                                       N/A

                                  SCHEDULE 6.8

                                 - LITIGATION -

--------------------------------------------------------------------------------


                                       N/A

                                  SCHEDULE 6.9

                                    - LIENS -

--------------------------------------------------------------------------------



As at February 22, 2005 at 3:00 p.m.

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
A          Conventional        April 1, 2004      Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without      at 12:58 a.m.                                     Grantor's    present   and   future   movable
             delivery                             Business Development Bank of   property,    corporeal    and    incorporeal,
                              04-0181419-0002                Canada              wheresoever same may be located,  relating to
                                                   (Venture Capital Division)    the business of the Grantor.

                                                  Grantor:                       Amount:   $65,000   including  an  additional
                                                                                 hypothec in the amount of $9,000.
                                                       Strategy First Inc.
                                                                                 Expiry date: April 1, 2014
                                                     Premiere Strategie Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
B          Conventional        April 1, 2004      Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without      at 12:58 a.m.                                     Grantor's    present   and   future   movable
             delivery                              Societe Innovatech du Grand   property,    corporeal    and    incorporeal,
                              04-0181419-0001               Montreal             wheresoever same may be located,  relating to
                                                                                 the business of the Grantor.
                                                  Grantor:
                                                                                 Amount:   $39,000   including  an  additional
                                                       Strategy First Inc.       hypothec in the amount of $9,000.

                                                     Premiere Strategie Inc.     Expiry date: April 1, 2014
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
C        Rights resulting    December 13, 2002    Lessor:                        Property: Specific vehicle (Volkswagen Pass,
         from a lease and      at 11:54 a.m.                                     2003).
           assignment of                          Les Automobiles Autohaus Ltee
              rights          02-0563857-0067                                    Date of agreement: October 9, 2002
                                                  Lessees:
                                                                                 Expiry date: October 9, 2007
                                                       Strategy First Inc.
                                                                                 Comment:
                                                           Steven Wall
                                                      (d.o.b.: 1962-06-28)       Rectification  of an  inscription  registered
                                                                                 on   December    24,   2003   under    number
                                                  Assignee:                      03-0685407-0002   to  correct  Lessee's  name
                                                                                 from  Strategie  First Inc. to Strategy First
                                                     Credit VW Canada, Inc.      Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
D          Conventional      December 23, 2003    Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without       at 9:00 a.m.                                     Grantor's    present   and   future   movable
             delivery                              Societe Innovatech du Grand   property,    corporeal    and    incorporeal,
                              03-0681518-0004               Montreal             wheresoever same may be located,  relating to
                                                                                 the business of the Grantor.
                                                  Grantor:
                                                                                 Amount:   $227,500  including  an  additional
                                                       Strategy First Inc.       hypothec in the amount of $52,500.

                                                     Premiere Strategie Inc.     Expiry date: December 22, 2013

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
E          Conventional      December 23, 2003    Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without       at 9:00 a.m.                                     Grantor's    present   and   future   movable
             delivery                             Business Development Bank of   property,    corporeal    and    incorporeal,
                              03-0681518-0003                Canada              wheresoever same may be located,  relating to
                                                   (Venture Capital Division)    the business of the Grantor.

                                                  Grantor:                       Amount:   $357,500  including  an  additional
                                                                                 hypothec in the amount of $82,500.
                                                       Strategy First Inc.
                                                                                 Expiry date: December 22, 2013
                                                     Premiere Strategie Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
F          Conventional      December 23, 2003    Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without       at 9:00 a.m.                                     Grantor's    present   and   future   movable
             delivery                             Fonds d'Investissement de la   property,    corporeal    and    incorporeal,
                              03-0681518-0001     Culture et des Communications  wheresoever same may be located,  relating to the business of the Grantor.
                                                  Grantor:
                                                                                 Amount:   $39,000   including  an  additional
                                                       Strategy First Inc.       hypothec in the amount of $9,000.

                                                     Premiere Strategie Inc.     Expiry date: December 22, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
G          Conventional       October 6, 2003     Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without      at 10:31 a.m.                                     Grantor's    present   and   future   movable
             delivery                             Fonds d'Investissement de la   property,    corporeal    and    incorporeal,
                              03-0530249-0003     Culture et des Communications  wheresoever same may be located,  relating to the business of the Grantor.
                                                  Grantor:
                                                                                 Amount:   $39,000   including  an  additional
                                                       Strategy First Inc.       hypothec in the amount of $9,000.

                                                     Premiere Strategie Inc.     Expiry date: October 2, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
H          Conventional       October 6, 2003     Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without      at 10:31 a.m.                                     Grantor's    present   and   future   movable
             delivery                             Business Development Bank of   property,    corporeal    and    incorporeal,
                              03-0530249-0002                Canada              wheresoever same may be located,  relating to
                                                   (Venture Capital Division)    the business of the Grantor.

                                                  Grantor:                       Amount:   $65,000   including  an  additional
                                                                                 hypothec in the amount of $15,000.
                                                       Strategy First Inc.
                                                                                 Expiry date: October 2, 2013
                                                     Premiere Strategie Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
I          Conventional       October 6, 2003     Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without      at 10:31 a.m.                                     Grantor's    present   and   future   movable
             delivery                              Societe Innovatech du Grand   property,    corporeal    and    incorporeal,
                              03-0530249-0001               Montreal             wheresoever same may be located,  relating to
                                                                                 the business of the Grantor.
                                                  Grantor:
                                                                                 Amount:   $65,000   including  an  additional
                                                       Strategy First Inc.       hypothec in the amount of $15,000.

                                                     Premiere Strategie Inc.     Expiry date: October 2, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------

                                      -2-

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
J          Conventional      September 29, 2003   Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without       at 9:00 a.m.                                     current  and  future  assets  making  up  the
             delivery                              Societe Innovatech du Grand   universal property described hereinafter,  as
                              03-0513029-0002               Montreal             well as those  acquired in replacement of the
                                                                                 same:
                                                  Grantor:
                                                                                 1  -  the   universality   of  all   tangible
                                                       Strategy First Inc.       personal  property  and  intangible  personal
                                                                                 property,  of any nature, form or description
                                                     Premiere Strategie Inc.     whatsoever;

                                                                                 2  -  the   universality   of  all   accounts
                                                                                 receivable,  book debts, claims and all other
                                                                                 sums  due  or  that  may  become  due  to the
                                                                                 Grantor in the future;

                                                                                 3 - the  universality of all the inventory of
                                                                                 raw  materials,  goods in  process,  finished
                                                                                 products  and any other  current  and  future
                                                                                 stock whatsoever;

                                                                                 together    with   the   rights   to   an   d
                                                                                 compensation      for      insurance      and
                                                                                 expropriation,     the     debts,     payment
                                                                                 instruments  or sums of money  resulting from
                                                                                 the  rental,  sale or other  transfer  of the
                                                                                 mortgaged assets,  if applicable,  as well as
                                                                                 all property purchased as a replacement,  the
                                                                                 sums deposited in any financial  institution,
                                                                                 the  titles,  records,  invoices,  contracts,
                                                                                 values   and  other   instruments   that  the
                                                                                 Grantor  shall  receive or may be entitled to
                                                                                 receive  relative  to  any  rental,  sale  or
                                                                                 other transfer of the mortgaged assets.

                                                                                 Amount:   $32,500   including  an  additional
                                                                                 hypothec in the amount of $7,500.

                                                                                 Expiry date: September 24, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
K          Conventional      September 29, 2003   Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without       at 9:00 a.m.                                     current  and  future  assets  making  up  the
             delivery                             Business Development Bank of   universal property described hereinafter,  as
                              03-0513029-0001                Canada              well as those  acquired in replacement of the
                                                   (Venture Capital Division)    same:

                                                  Grantor:                       1  -  the   universality   of  all   tangible
                                                                                 personal  property  and  intangible  personal
                                                       Strategy First Inc.       property,  of any nature, form or description
                                                                                 whatsoever;
                                                     Premiere Strategie Inc.
                                                                                 2  -  the   universality   of  all   accounts
                                                                                 receivable,  book debts, claims and all other
                                                                                 sums  due  or  that  may  become  due  to the
                                                                                 Grantor in the future;

                                                                                 3 - the  universality of all the inventory of
                                                                                 raw  materials,  goods in  process,  finished
                                                                                 products  and any other  current  and  future
                                                                                 stock whatsoever;
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------

                                     - 3 -

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
                                                                                 together    with   the   rights   to   an   d
                                                                                 compensation      for      insurance      and
                                                                                 expropriation,     the     debts,     payment
                                                                                 instruments  or sums of money  resulting from
                                                                                 the  rental,  sale or other  transfer  of the
                                                                                 mortgaged assets,  if applicable,  as well as
                                                                                 all property purchased as a replacement,  the
                                                                                 sums deposited in any financial  institution,
                                                                                 the  titles,  records,  invoices,  contracts,
                                                                                 values   and  other   instruments   that  the
                                                                                 Grantor  shall  receive or may be entitled to
                                                                                 receive  relative  to  any  rental,  sale  or
                                                                                 other transfer of the mortgaged assets.

                                                                                 Amount:   $32,500   including  an  additional
                                                                                 hypothec in the amount of $7,500.

                                                                                 Expiry date: September 24, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
L          Conventional       August 21, 2003     Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without      at 11:54 a.m.                                     current  and  future  assets  making  up  the
             delivery                             Business Development Bank of   universal property described hereinafter,  as
                              03-0436982-0002                Canada              well as those  acquired in replacement of the
                                                   (Venture Capital Division)    same:

                                                  Grantor:                       1  -  the   universality   of  all   tangible
                                                                                 personal  property  and  intangible  personal
                                                       Strategy First Inc.       property,  of any nature, form or description
                                                                                 whatsoever;
                                                     Premiere Strategie Inc.
                                                                                 2  -  the   universality   of  all   accounts
                                                                                 receivable,  book debts, claims and all other
                                                                                 sums  due  or  that  may  become  due  to the
                                                                                 Grantor in the future;

                                                                                 3 - the  universality of all the inventory of
                                                                                 raw  materials,  goods in  process,  finished
                                                                                 products  and any other  current  and  future
                                                                                 stock whatsoever;

                                                                                 together    with   the   rights   to   an   d
                                                                                 compensation      for      insurance      and
                                                                                 expropriation,     the     debts,     payment
                                                                                 instruments  or sums of money  resulting from
                                                                                 the  rental,  sale or other  transfer  of the
                                                                                 mortgaged assets,  if applicable,  as well as
                                                                                 all property purchased as a replacement,  the
                                                                                 sums deposited in any financial  institution,
                                                                                 the  titles,  records,  invoices,  contracts,
                                                                                 values   and  other   instruments   that  the
                                                                                 Grantor  shall  receive or may be entitled to
                                                                                 receive  relative  to  any  rental,  sale  or
                                                                                 other transfer of the mortgaged assets.

                                                                                Amount:   $32,500   including  an  additional

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------

                                     - 4 -

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
                                                                                 hypothec in the amount of $7,500.

                                                                                 Expiry date: August 20, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
M          Conventional       August 21, 2003     Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without      at 11:54 a.m.                                     current  and  future  assets  making  up  the
             delivery                              Societe Innovatech du Grand   universal property described hereinafter,  as
                              03-0436982-0001               Montreal             well as those  acquired in replacement of the
                                                                                 same:
                                                  Grantor:
                                                                                 1  -  the   universality   of  all   tangible
                                                       Strategy First Inc.       personal  property  and  intangible  personal
                                                                                 property,  of any nature, form or description
                                                     Premiere Strategie Inc.     whatsoever;

                                                                                 2  -  the   universality   of  all   accounts
                                                                                 receivable,  book debts, claims and all other
                                                                                 sums  due  or  that  may  become  due  to the
                                                                                 Grantor in the future;

                                                                                 3 - the  universality of all the inventory of
                                                                                 raw  materials,  goods in  process,  finished
                                                                                 products  and any other  current  and  future
                                                                                 stock whatsoever;

                                                                                 together    with   the   rights   to   an   d
                                                                                 compensation      for      insurance      and
                                                                                 expropriation,     the     debts,     payment
                                                                                 instruments  or sums of money  resulting from
                                                                                 the  rental,  sale or other  transfer  of the
                                                                                 mortgaged assets,  if applicable,  as well as
                                                                                 all property purchased as a replacement,  the
                                                                                 sums deposited in any financial  institution,
                                                                                 the  titles,  records,  invoices,  contracts,
                                                                                 values   and  other   instruments   that  the
                                                                                 Grantor  shall  receive or may be entitled to
                                                                                 receive  relative  to  any  rental,  sale  or
                                                                                 other transfer of the mortgaged assets.

                                                                                 Amount:   $32,500   including  an  additional
                                                                                 hypothec in the amount of $7,500.

                                                                                 Expiry date: August 20, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
N          Conventional        June 27, 2003      Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without      at 12:33 p.m.                                     present  and future  undertaking  and movable
             delivery                               Charles John Kroegel Jr.     property,    corporeal    and    incorporeal,
                              03-0330610-0001         (d.o.b.: 1952-02-11)       together with all proceeds thereof.

                                                  Grantor:                       Amount:   $270,000  including  an  additional
                                                                                 hypothec of 20%.
                                                       Strategy First Inc.
                                                                                 Expiry date: June 27, 2013
                                                     Premiere Strategie Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
O          Conventional        June 27, 2003      Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without      at 12:26 a.m.                                     present  and future  undertaking  and movable
             delivery                                     Brian Clarke           property,    corporeal    and    incorporeal,
                              03-0330578-0001         (d.o.b.: 1938-12-02)       together with all proceeds thereof.

                                                  Grantor:                       Amount:   $270,000  including  an  additional

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------

                                     - 5 -

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
                                                                                 hypothec of 20%.
                                                       Strategy First Inc.
                                                                                 Expiry date: June 27, 2013
                                                     Premiere Strategie Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
P          Conventional        June 20, 2003      Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without      at 10:29 a.m.                                     present  and  future   Claims,   Property  in
             delivery                                      Atari, Inc.           Stock,    Equipment,    Contractual   Rights,
                              03-0318869-0001                                    Intellectual  Property,  Receivables  on  its
                                                  Grantor:                       Intellectual    Property    an    Securities,
                                                                                 together   with  the  proceeds   thereof  and
                                                       Strategy First Inc.       insurance   and   expropriation   indemnities
                                                                                 related thereto.
                                                     Premiere Strategie Inc.
                                                                                 Amount:  $4,780,550  including an  additional
                                                                                 hypothec of 15%.

                                                                                 Expiry date: June 20, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
Q          Conventional      February 18, 2003    Secured Party:                 Charged Property:  All sums which are or will
         hypothec without       at 9:00 a.m.                                     be in the Grantor's  account  bearing  number
             delivery                              Banque Nationale du Canada    559023525970  held by the Secured  Party,  or
                              03-0073309-0001                                    any account  replacing it up to the amount of
                                                  Grantor:                       $35,000.

                                                       Strategy First Inc.       Amount: $35,000.

                                                     Premiere Strategie Inc.     Expiry date: February 10, 2013
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
R          Conventional      December 16, 2002    Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without       at 2:44 p.m.                                     Grantor's  present and future claims owing to
             delivery                                National Bank of Canada     the Grantor  including  any debts,  accounts,
                              02-0566583-0001                                    client accounts, claims, judgments,  demands,
                                                  Grantor:                       income,    abatements,    remissions,    cash
                                                                                 balances,   money   deposits   and,   without
                                                       Strategy First Inc.       limitation,    any   amounts   deposited   or
                                                                                 remitted by the Grantor to the Secured  Party
                                                     Premiere Strategie Inc.     in virtue of the Financing Agreement,  in any
                                                                                 bank   account  or  any  amount  of  whatever
                                                                                 nature which may, at any time  hereafter,  be
                                                                                 owed or  might be owed in the  future  to the
                                                                                 Grantor,  as  well  as  all  the  fruits  and
                                                                                 revenues  therefrom  including those acquired
                                                                                 in   replacement   thereof  as  well  as  any
                                                                                 proceeds  from the sale  thereof  or any part
                                                                                 thereof,  pertaining or relating, directly or
                                                                                 indirectly,  to the business  operated by the
                                                                                 Grantor,  and also all judgments,  hypothecs,
                                                                                 suretyships,  security  and  other  rights in
                                                                                 connection    thereto,   as   well   as   all
                                                                                 contracts,    securities,    bills,    notes,
                                                                                 policies  and  other  documents  now  held or
                                                                                 owed or which may be  hereafter  taken,  held
                                                                                 or owned by the  Grantor  in  respect of said
                                                                                 charged Property.

                                                                                 Amount:  $1,710,000  including an  additional
                                                                                 hypothec of $285,000.

                                                                                 Expiry date: December 16, 2012
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------


                                     - 6 -

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
S          Conventional      February 28, 2002    Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without       at 9:55 a.m.                                     Grantor's  present and future claims owing to
             delivery                                National Bank of Canada     the Grantor  including  any debts,  accounts,
                              02-0079479-0001                                    client accounts, claims, judgments,  demands,
                                                  Grantor:                       income,    abatements,    remissions,    cash
                                                                                 balances,   money   deposits   and,   without
                                                       Strategy First Inc.       limitation,    any   amounts   deposited   or
                                                                                 remitted by the Grantor to the Secured  Party
                                                     Premiere Strategie Inc.     in virtue of the Facility A of the  Financing
                                                                                 Agreement,  in any bank account or any amount
                                                                                 of  whatever  nature  which may,  at any time
                                                                                 hereafter,  be owed or  might  be owed in the
                                                                                 future  to the  Grantor,  as  well as all the
                                                                                 fruits  and  revenues   therefrom   including
                                                                                 those  acquired  in  replacement  thereof  as
                                                                                 well as any  proceeds  from the sale  thereof
                                                                                 or any part thereof,  pertaining or relating,
                                                                                 directly  or  indirectly,   to  the  business
                                                                                 operated  by  the   Grantor,   and  also  all
                                                                                 judgments, hypothecs,  suretyships,  security
                                                                                 and other rights in  connection  thereto,  as
                                                                                 well  as all  contracts,  securities,  bills,
                                                                                 notes,  policies and other documents now held
                                                                                 or  owed or  which  may be  hereafter  taken,
                                                                                 held or owned by the  Grantor  in  respect of
                                                                                 said charged Property.

                                                                                 Amount: $360,000

                                                                                 Expiry date: February 27, 2012

                                                                                 Comment:

                                                                                 Rectification  of an  inscription  registered
                                                                                 on   September    27,   2002   under   number
                                                                                 02-0435180-0001  relating  to the English and
                                                                                 French version of the Grantor's name.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
T          Conventional      February 28, 2002    Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without       at 9:55 a.m.                                     Grantor's  present and future claims owing to
             delivery                                National Bank of Canada     the  Grantor   including   any  tax  credits,
                              02-0079479-0002                                    debts,  accounts,  client  accounts,  claims,
                                                  Grantor:                       judgments,   demands,   income,   abatements,
                                                                                 remissions,  cash  balances,  money  deposits
                                                       Strategy First Inc.       and,   without   limitation,    any   amounts
                                                                                 deposited  or  remitted by the Grantor to the
                                                     Premiere Strategie Inc.     Secured  Party in virtue of the Facility F of
                                                                                 the Financing Agreement,  in any bank account
                                                                                 or any amount of whatever  nature  which may,
                                                                                 at any  time  hereafter,  be owed or might be
                                                                                 owed in the  future to the  Grantor,  as well
                                                                                 as all  the  fruits  and  revenues  therefrom
                                                                                 including   those   acquired  in  replacement
                                                                                 thereof  as well  as any  proceeds  from  the
                                                                                 sale thereof or any part thereof,  pertaining
                                                                                 or relating,  directly or
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------


                                     - 7 -

-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
                                                                                 indirectly,  to the  business  operated by the
                                                                                 Grantor,  and also all  judgments,  hypothecs,
                                                                                 suretyships,  security  and  other  rights  in
                                                                                 connection  thereto, as well as all contracts,
                                                                                 securities,  bills, notes,  policies and other
                                                                                 documents  now  held or owed or  which  may be
                                                                                 hereafter taken,  held or owned by the Grantor
                                                                                 in respect of said charged Property.

                                                                                 Amount: $2,880,000

                                                                                 Expiry date: February 27, 2012

                                                                                 Comment:

                                                                                 Rectification  of an  inscription  registered
                                                                                 on   September    27,   2002   under   number
                                                                                 02-0435180-0001  relating  to the English and
                                                                                 French version of the Grantor's name.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
U        Rights resulting      June 14, 2002      Lessor:                        Property:  Specific  vehicle  (Toyota  RAV4,
         from a lease and       at 1:28 p.m.                                     2002)
           assignment of                               3566072 Canada Inc.
              rights          02-0259598-0099                                    Date of agreement: May 22, 2002
                                                  Lessees:
                                                                                 Expiry date: May 22, 2007
                                                       Strategy First Inc.

                                                           Davil Hill
                                                      (d.o.b.: 1957-03-16)

                                                  Assignee:

                                                    Toyota Credit Canada Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
V            Rights of        October 19, 2001    Lessor:                        Property:   Specific   equipment  (2  Merlin
           ownership of         at 2:15 p.m.                                     Magix, messaging system)
              Lessor                                   CIT Financial Ltd.
                              01-0385023-0001                                    Date of agreement: October 16, 2001
             (Leasing                             Lessee:
            Agreement)                                                           Expiry date: April 16, 2008
                                                       Strategy First Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
W          Conventional        June 15, 1999      Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without       at 9:00 a.m.                                     movable property,  corporeal and incorporeal,
             delivery                              Banque Nationale du Canada    present and future, wherever they may be.
                              99-0095584-0001
                                                  Grantor:                       Amount:   $900,000  including  an  additional
                                                                                 hypothec in the amount of $150,000.
                                                       Strategy First Inc.
                                                                                 Expiry date: May 27, 2009
                                                     Premiere Strategie Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
X        Rights resulting      June 13, 2001      Lessor:                        Property:  Specific  vehicle  (Pontiac Grand
         from a lease and       at 2:07 p.m.                                     AM, 2001)
           assignment of                           Harland Pontiac Buick Inc.
              rights          01-0207726-0006                                    Date of agreement: June 6, 2001
                                                  Lessees:
                                                                                 Expiry date: June 6, 2005
                                                       Strategy First Inc.

                                                         Don McFatridge
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------

                                                             - 8 -


-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
          Nature of right         Date and                   Parties                   Summary of Charge and Information
                              Registration No
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
                                                      (d.o.b.: 1956-05-26)

                                                  Assignee:

                                                      GMAC Leaseco Limited
                                                      GMAC Location Limited
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
Y          Conventional        July 16, 1999      Secured Party:                 Charged   Property:   All  of  the  Grantor's
         hypothec without       at 9:00 a.m.                                     rights,  title  and  interests  in and to the
             delivery                                National Bank of Canada     insurance  policy in the amount of $1,000,000
                              99-0114829-0001                                    bearing  number  7932582  issued  by Sun Life
                                                  Grantor:                       upon the life of Donald McFatridge,  together
                                                                                 with any renewals,  additions,  substitutions
                                                       Strategy First Inc.       or modifications thereto.

                                                     Premiere Strategie Inc.     Amount: $1,000,000

                                                                                 Expiry date: July 14, 2009

                                                                                 Comments:

                                                                                 Rectification  of an  inscription  registered
                                                                                 on    July    28,    1999    under     number
                                                                                 99-0122577-0001    correcting    the   French
                                                                                 version of the Grantor's name.

                                                                                 Rectification  of an  inscription  registered
                                                                                 on   September    27,   2002   under   number
                                                                                 02-0435180-0002   relating  to  the  date  of
                                                                                 agreement.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
Z          Conventional         May 10, 2002      Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without       at 2:11 p.m.                                     Grantor's    present   and   future   movable
             delivery                                National Bank of Canada     property,    corporeal    and    incorporeal,
                              02-0196764-0001                                    wheresoever same may be located,  relating to
                                                  Grantor:                       the business of the Grantor.

                                                       Strategy First Inc.       Amount: $2,598,000

                                                     Premiere Strategie Inc.     Expiry date: May 8, 2012
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------
AA         Conventional        July 16, 1999      Secured Party:                 Charged  Property:  The  universality  of the
         hypothec without       at 9:00 a.m.                                     Grantor's    present   and   future   movable
             delivery                                National Bank of Canada     property,    corporeal    and    incorporeal,
                              99-0114815-0001                                    relating to the business of the Grantor.
                                                  Grantor:
                                                                                 Amount: $750,000
                                                       Strategy First Inc.
                                                                                 Expiry date: July 14, 2009
                                                     Premiere Strategie Inc.
-------- ------------------ --------------------- ------------------------------ ----------------------------------------------

                                  SCHEDULE 6.10

                            - FINANCIAL STATEMENTS -


--------------------------------------------------------------------------------

See attached

         o unaudited financial statements for the year ended June 30, 2004;

         o unaudited financial statements for the interim period ended December 20, 2004.

                                 SCHEDULE 6.11.5

                                  - EMPLOYEES -

--------------------------------------------------------------------------------


See attached list.

                                  SCHEDULE 6.12

                            - INTELLECTUAL PROPERTY -

--------------------------------------------------------------------------------


See attached list.

                                  SCHEDULE 7.3

                       - CONSENTS, APPROVALS AND ACTIONS -

--------------------------------------------------------------------------------

                                  SCHEDULE 7.4

                            - REGULATORY APPROVALS -

--------------------------------------------------------------------------------

                                  SCHEDULE 7.5

                       - CAPITAL STOCK OF THE PURCHASER -

--------------------------------------------------------------------------------